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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)--August 1, 2002

                      Plains All American Pipeline, L.P.
            (Exact name of Registrant as specified in its charter)

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
        DELAWARE                    0-9808                   76-0582150
     (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction                                       Identification No.)
   of incorporation or
      organization)
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                          333 Clay Street, Suite 1600
                             Houston, Texas 77002
                                (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

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Item 2.  Acquisition of Assets

    Plains All American Pipeline, L.P. (the "Partnership") acquired certain businesses from Shell Pipeline Company, L.P. and Equilon Enterprises LLC including their interests in the Basin Pipeline System, the Rancho Pipeline System and the Permian Basin Gathering System. The purchase price of approximately $322.7 million is net of interest earned on the deposit and the settlement of pre-existing accounts receivable and inventory balances and purchase price adjustments as provided for in the amended purchase and sale agreement, and includes other transaction and closing costs. The Partnership funded the acquisition with borrowings under its revolving credit facility, for which Fleet National Bank serves as agent. The acquisition closed on August 1, 2002, which is also the effective date. Certain financial statements, including carve out financial statements of the businesses acquired and pro forma financial statements, are attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

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23.1 Consent of PricewaterhouseCoopers LLP.

99.1 Basin Pipeline System, Rancho Pipeline System and the Permian Basin Gathering
     System, Unaudited Combined Interim Financial Statements as of and for the six months ended June 30, 2002.

99.2 Basin Pipeline System, Rancho Pipeline System and the Permian Basin Gathering
     System, Audited Combined Financial Statements as of and for the year ended December
     31, 2001.

99.3 Unaudited Pro Forma Consolidated Financial Statements of Plains All American Pipeline, L.P.

99.4 Purchase and Sale Agreement, effective May 2, 2002 by and between Shell Pipeline
     Company LP, a Delaware limited partnership (formerly known as Equilon Pipeline
     Company LLC) and Equilon Enterprises LLC dba Shell Oil Products US, a Delaware
     limited liability company (individually "Shell Pipeline" or "SOP US" and collectively
     "Seller") and Plains All American Pipeline, L.P. ("Buyer"), a Delaware limited partnership.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 9, 2002
                                          By: Plains AAP, L.P., its general
                                             partner

                                          By: Plains All American GP LLC, its
                                             general partner

                                               /s/ Phillip D. Kramer
                                          By:________________________________
                                             Phillip D. Kramer
                                             Executive Vice President and
                                              Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)

                                                /s/ Greg L. Armstrong
                                          By:________________________________
Date: August 9, 2002
                                             Greg L. Armstrong
                                             Chairman of the Board, Chief
                                              Executive Officer and Director of
                                              Plains All American GP LLC
                                               (Principal Executive Officer)

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                               Index to Exhibits

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23.1 Consent of PricewaterhouseCoopers LLP.

99.1 Basin Pipeline System, Rancho Pipeline System and the Permian Basin Gathering System,
     Unaudited Combined Interim Financial Statements as of and for the six months ended
     June 30, 2002.

99.2 Basin Pipeline System, Rancho Pipeline System and the Permian Basin Gathering System,
     Audited Combined Financial Statements as of and for the year ended December 31, 2001.

99.3 Unaudited Pro Forma Consolidated Financial Statements of Plains All American Pipeline,
     L.P.

99.4 Purchase and Sale Agreement, effective May 2, 2002 by and between Shell Pipeline Company
     LP, a Delaware limited partnership (formerly known as Equilon Pipeline Company LLC) and
     Equilon Enterprises LLC dba Shell Oil Products US, a Delaware limited liability company
     (individually "Shell Pipeline" or "SOP US" and collectively "Seller") and Plains All
     American Pipeline, L.P. ("Buyer"), a Delaware limited partnership.
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